UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2023

ENTRADA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40969	81-3983399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Tide Street
Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 520-9158

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On February 9, 2023, Entrada Therapeutics, Inc. (“Entrada”) issued a press release announcing the closing of the Strategic Collaboration and License Agreement (the “License Agreement”) and Sublicense Agreement (the “Sublicense Agreement”) with Vertex Pharmaceuticals Incorporated (“Vertex”). A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 9, 2023, Entrada and Vertex closed their previously announced License Agreement and Sublicense Agreement, as disclosed in Entrada’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2022. The closing occurred following the expiration of the waiting period and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The foregoing descriptions of the License Agreement and Sublicense Agreement are qualified in their entirety by reference to the License Agreement and Sublicense Agreement that will be filed as exhibits to Entrada’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

In connection with the consummation of the License Agreement and Sublicense Agreement, on February 9, 2023, Entrada closed the previously announced sale of 1,618,613 shares of its common stock (the “Shares”) to Vertex for an aggregate purchase price of approximately $26.3 million or $16.26 per share. The Shares were issued pursuant to a stock purchase agreement (the “Stock Purchase Agreement”) between Entrada and Vertex dated December 7, 2022, as previously disclosed in Entrada’s Current Report on Form 8-K filed with the SEC on December 8, 2022.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement that was filed as Exhibit 10.1 in Entrada’s Current Report on Form 8-K filed with the SEC on December 8, 2022.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release issued by Entrada Therapeutics, Inc. on February 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrada Therapeutics, Inc.

Date: February 9, 2023	/s/ Dipal Doshi
Dipal Doshi
President and Chief Executive Officer